UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2023

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road,	San Ramon,	CA	94583
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2023 Annual Meeting of Stockholders of Chevron ("Chevron") was held on Wednesday, May 31, 2023.
(b)	Chevron stockholders voted on the matters set forth below, with final voting results indicated. For the election of Directors in an uncontested election, each nominee who received a majority of votes cast (i.e., the number of shares voted for exceeded the number of shares voted against, excluding abstentions) was elected a Director. Except for Item 4 (advisory vote on the frequency of future advisory votes on named executive officer compensation), all other items were approved if the number of shares voted for exceeded the number of shares voted against, excluding abstentions.

(1)	All nominees for election to the Chevron Board of Directors (“Board”) were elected, each for a one-year term, based upon the following votes:
Nominee	Votes For		Votes Against	Abstentions	Broker Non-Votes
Wanda M. Austin	1,284,432,877	94.9%	68,474,319	4,904,857	254,752,768
John B. Frank	1,274,300,996	94.2%	78,361,963	5,149,094	254,752,768
Alice P. Gast	1,289,348,132	95.3%	63,577,504	4,886,417	254,752,768
Enrique Hernandez, Jr.	1,250,530,408	92.4%	102,161,687	5,119,958	254,752,768
Marillyn A. Hewson	1,294,280,617	95.7%	58,245,366	5,286,070	254,752,768
Jon M. Huntsman Jr.	1,288,115,220	95.2%	64,769,032	4,927,801	254,752,768
Charles W. Moorman	1,276,130,158	94.3%	76,550,046	5,131,849	254,752,768
Dambisa F. Moyo	1,291,773,507	95.5%	60,788,112	5,250,434	254,752,768
Debra Reed-Klages	1,289,207,054	95.3%	63,622,177	4,982,822	254,752,768
D. James Umpleby III	1,290,170,390	95.4%	62,422,258	5,219,405	254,752,768
Cynthia J. Warner	1,292,688,683	95.6%	60,185,885	4,937,485	254,752,768
Michael K. Wirth	1,259,781,656	93.2%	91,487,390	6,543,007	254,752,768

(2)	The Board’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2023 was approved based upon the following votes:
Votes For	1,567,505,339	97.4%
Votes Against	41,288,506	2.6%
Abstentions	3,770,976
Broker Non-Votes	Brokers were permitted to cast stockholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item, and such non-votes are reflected in the votes for or against or abstentions.

(3)	The Board’s proposal for stockholders to approve, on an advisory basis, the compensation of Chevron’s named executive officers was approved based upon the following votes:
Votes For	1,278,875,726	94.8%
Votes Against	70,734,093	5.2%
Abstentions	8,202,234
Broker Non-Votes	254,752,768

(4)	The Board’s proposal for stockholders to vote, on an advisory basis, as to the frequency of future advisory votes on Chevron’s named executive officer compensation received the following votes:
Votes For 1 Year	1,317,640,293	97.4%
Votes For 2 Years	4,673,790	0.4%
Votes For 3 Years	30,132,360	2.2%
Abstentions	5,365,610
Broker Non-Votes	254,752,768

(5)	The stockholder proposal to rescind the 2021 "reduce scope 3 emissions" stockholder proposal was not approved based upon the following votes:
Votes For	16,994,506	1.3%
Votes Against	1,329,380,598	98.7%
Abstentions	11,436,949
Broker Non-Votes	254,752,768

(6)	The stockholder proposal to set a medium-term Scope 3 GHG emissions reduction target was not approved based upon the following votes:
Votes For	126,481,041	9.6%
Votes Against	1,197,276,946	90.4%
Abstentions	34,054,066
Broker Non-Votes	254,752,768

(7)	The stockholder proposal to recalculate emissions baseline to exclude emissions from material divestitures was not approved based upon the following votes:
Votes For	244,643,534	18.3%
Votes Against	1,091,422,043	81.7%
Abstentions	21,746,476
Broker Non-Votes	254,752,768

(8)	The stockholder proposal to establish a board committee on decarbonization risk was not approved based upon the following votes:
Votes For	20,805,755	1.6%
Votes Against	1,317,400,540	98.4%
Abstentions	19,605,758
Broker Non-Votes	254,752,768

(9)	The stockholder proposal regarding a report on worker and community impact from facility closures and energy transitions was not approved based upon the following votes:
Votes For	233,776,859	18.6%
Votes Against	1,021,863,493	81.4%
Abstentions	102,171,701
Broker Non-Votes	254,752,768

(10)	The stockholder proposal regarding a report on racial equity audit was not approved based upon the following votes:
Votes For	130,474,785	9.8%
Votes Against	1,204,369,693	90.2%
Abstentions	22,967,575
Broker Non-Votes	254,752,768

(11)	The stockholder proposal regarding a report on tax practices was not approved based upon the following votes:
Votes For	196,909,938	14.6%
Votes Against	1,148,005,158	85.4%
Abstentions	12,896,957
Broker Non-Votes	254,752,768

(12)	The stockholder proposal regarding adopting a policy for an independent chair was not approved based upon the following votes:
Votes For	268,558,758	19.9%
Votes Against	1,081,226,261	80.1%
Abstentions	8,027,034
Broker Non-Votes	254,752,768

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2023

CHEVRON CORPORATION
By:	/s/ Rose Z. Pierson
Rose Z. Pierson
Assistant Secretary